October 31, 1996
SUPPLEMENT TO
PROSPECTUS DATED
MARCH 31, 1996
D. L. Babson Bond Trust

TELEPHONE INVESTMENT SERVICE
Page 12

The first paragraph under the caption
"Telephone Investment Service" should read as follows:

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone
Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

AUTOMATIC MONTHLY
INVESTMENT PLAN
Page 13

The first paragraph under the caption
"Automatic Monthly Investment Plan" should read as follows:

You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

HOW TO REDEEM SHARES
Page 14

The second full paragraph and the third
paragraph under the caption "How to Redeem
Shares" in the second column on page 14 should read as follows:

SIGNATURE GUARANTEES are required in
connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.
Signature(s) must be guaranteed by an "eligible
Guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or (3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

Page 15

The following language should be added to the end of the section captioned "How to Redeem
Shares:"

WITHDRAWAL BY TELEPHONE OR TELEGRAPH - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-
BABSON (1-800-422-2766), or in the Kansas City area 471-5200, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 4:00 P.M.
(Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds, but this charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

HOW TO EXCHANGE SHARES
BETWEEN BABSON  FUNDS
Page 12

The first paragraph under the caption "How to Exchange Shares Between Babson Funds" should read as follows:

Shareholders may exchange their Fund shares, which have been held in open account for 15 days or more, and for which good payment has been received, for identically registered shares of any other Fund in the Babson or Buffalo Fund Group which is legally registered for sale in the state of residence of the investor, except Babson Enterprise
Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 or meets the minimum investment requirement of the Fund or Portfolio into which it is exchanged.